                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 12, 1999 except for paragraph 6 of Note 9, as to which the date is November 4, 1999, in the Registration Statement (Amendment No. 7 to Form S-1) of NetRatings, Inc. dated December 8, 1999.


                                                           /s/ ERNST & YOUNG LLP


Palo Alto, California
December 8, 1999